UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2010

FIRST POTOMAC REALTY TRUST
 (Exact name of registrant as specified in its charter)

Maryland	001-31824	37-1470730
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7600 Wisconsin Avenue Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 986-9200

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

First Potomac Realty Trust (the “Company”) announces that Chief Executive Officer Douglas Donatelli and Chief Financial Officer Barry Bass will be meeting with various investors and analysts on Monday and Tuesday, November 15 and 16, 2010, at REITWorld 2010 in New York, NY. Mr. Donatelli and Mr. Bass will also make a presentation to investors and analysts at 2:50 p.m. eastern time, Tuesday, November 16, 2010. The presentation materials are available on the Company’s website at the link: http://www.first-potomac.com under “Investor Information – Presentations.” The information contained on the Company’s website is not incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

November 15, 2010

/s/ Joel F. Bonder
Joel F. Bonder
Executive Vice President
and General Counsel